UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 3, 2011
Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)
Texas

(State or other jurisdiction of incorporation)

1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas 75247

(Address of principal executive offices) (Zip Code)
214-631-1166

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Agreement and Plan of Merger
     On February 3, 2011, Silverleaf Resorts, Inc., (the “Registrant”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SL Resort Holdings Inc., a Delaware corporation (“Parent”), and Resort Merger Sub, Inc., a Texas Corporation (“Merger Sub”). Parent and Merger Sub are affiliates of Cerberus Capital Management, L.P. (“Cerberus”). Cerberus Series Four Holdings, LLC, a Delaware limited liability company, a separate affiliate of Cerberus, issued a limited guarantee (the “Limited Guarantee”) in favor of the Registrant to provide equity financing for the full amount of the merger consideration.
     Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, at the effective time of the Merger (as defined below), the Registrant will be merged with the Merger Sub and will be the surviving entity following the merger (the “Merger”). The Merger was approved by the Registrant’s Board of Directors, and the Board of Directors will recommend that the shareholders approve the Merger. Under the Merger Agreement, the Registrant’s shareholders will receive $2.50 in cash for each share of the Registrant’s common stock, par value $0.01 per share (the “Common Stock”), they own, representing a premium of approximately 75% based on the closing trading price of $1.43 of the Common Stock on February 3, 2011.
     The Registrant engaged Gleacher & Company Securities, Inc. (“Gleacher”) as its financial advisor in connection with the Merger. The Registrant’s Board of Directors received an opinion from Gleacher that the consideration to be paid to shareholders in the transaction is fair from a financial point of view.
     Robert E. Mead, the Registrant’s Chairman and Chief Executive Officer, in his individual capacity and as trustee of the voting trust between Mr. Mead and his wife, Judith Mead, and Mrs. Mead entered into a voting agreement with Parent and Merger Sub (the “Voting Agreement”) pursuant to which Mr. Mead agreed to vote approximately 24.5% of the outstanding shares of Common Stock for the adoption of the Merger Agreement.
     Completion of the transaction is subject to customary closing conditions, including, without limitation, (i) approval by the Registrant’s shareholders and (ii) the absence of any law, order or injunction prohibiting the Merger. Moreover, each party’s obligation to consummate the Merger is subject to certain other conditions, including, without limitation, (a) the accuracy of the other party’s representations and warranties (subject to materiality exceptions) and (b) the other party’s compliance with its covenants and agreements (subject to materiality exceptions). The Registrant will hold a special meeting of shareholders for the purpose of approving the Merger as promptly as possible. Upon completion of the Merger, the Registrant will become a private company, wholly-owned by Cerberus, and the Common Stock will no longer be traded on NASDAQ.
     The above summaries of the Merger Agreement, the Limited Guarantee, and the Voting Agreement do not purport to be complete and are each qualified in their entirety by reference to the Merger Agreement, Limited Guarantee, and Voting Agreement, which are attached hereto as Exhibits 2.1, 2.2, and 99.2, respectively, and are incorporated herein by reference.
Forward-Looking Statements
     This communication contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits and closing of the proposed merger, the management of the Registrant and the Registrant’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to the Registrant on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither the Registrant nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the Registrant’s control. These factors include: failure to obtain stockholder approval of the proposed Merger; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the transaction for other reasons; changes in laws or regulations; and changes in general economic conditions. The Registrant undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to theRegistrant’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.
Item 7.01 Regulation FD Disclosure
     In connection with the matters described in Item 1.01 above, the Registrant issued a press release on February 3, 2011. The information in this item 7.01 and the exhibit referenced as Exhibit 99.1 in Item 9.01 herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor will such information or exhibit be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in the filing.
Additional Information and Where to Find It
In connection with the proposed Merger and required stockholder approval, the Registrant will file a proxy statement with the Securities and Exchange Commission (the “SEC”). The definitive proxy statement will be mailed to shareholders of the Registrant. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REGISTRANT AND THE MERGER. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by the Registrant with the SEC may be obtained free of charge by contacting Silverleaf Resorts, Inc., Attn: Corporate Secretary, Silverleaf Resorts, Inc., 1221 River Bend Drive, Suite 120, Dallas Texas 75247. Our filings with the SEC are also available on our website at www.silverleafresorts.com.
The Registrant and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Registrant’s shareholders in connection with the issuance of the Merger Consideration. Additional information regarding the interests of participants in the solicitation of proxies in connection with the issuance of the Merger Consideration will be included in the proxy statement that the Registrant intends to file with the SEC. Shareholders may obtain additional information regarding the direct and indirect interests of the Registrant and its directors and executive officers with respect to the transactions by reading the proxy statement once it is available and the other filings referred to above.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description of Exhibit
2.1+*	Agreement and Plan of Merger dated February 3, 2011 among the Registrant, Parent and Merger Sub
2.2*	Limited Guarantee in favor of the Registrant by Cerberus Series Four Holdings, LLC
99.1*	Press Release issued by the Registrant on February 3, 2011 announcing the Merger.
99.2*	Voting Agreement by and among Robert E. Mead, Judith Mead, Parent and Merger Sub

*	filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: February 9, 2011	SILVERLEAF RESORTS, INC.
	By:	/S/ HARRY J. WHITE, JR.
		Name:	Harry J. White, Jr.
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
2.1+*	Agreement and Plan of Merger dated February 3, 2011 among the Registrant, Parent and Merger Sub
2.2*	Limited Guarantee in favor of the Registrant by Cerberus Series Four Holdings, LLC
99.1*	Press Release issued by the Registrant on February 3, 2011 announcing the Merger.
99.2*	Voting Agreement by and among Robert E. Mead, Judith Mead, Parent and Merger Sub

*	filed herewith